SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                 June 13, 2001
                       (Date of Earliest Event Reported)


                        MORGAN STANLEY AIRCRAFT FINANCE

           (Exact Name of Registrant as Specified in Trust Agreement)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         333-56575                                 13-3375162
         (Commission File                          (IRS Employer
         Number)                                   Identification No.)


                        Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                              Rodney Square North
                        Wilmington, Delaware 19890-1000
                   Attention: Corporate Trust Administration
                                 (302) 651-1000


             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)

Item 5. Other Events

Attached hereto as Exhibit A is a copy of the Notice of Redemption Price issued by Morgan Stanley Aircraft Finance ("MSAF") to Bankers Trust Company, as Indenture Trustee under the Indenture (as defined below) (the "Indenture Trustee") dated June 13, 2001 relating to the Subclass A-2, A-3, A-4, A-5, B-1, B-2, C-1, C-2 and D-1 Notes issued pursuant to the Indenture dated as of March 3, 1998 by and between MSAF and the Indenture Trustee, as supplemented by the Indenture Supplement No.1 dated as of March 15, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         MORGAN STANLEY AIRCRAFT FINANCE


Date: June 13, 2001                      By: /s/ Alexander C. Frank
                                            ------------------------------------
                                            Alexander C. Frank
                                            Signatory Trustee

                                 Exhibit Index


Exhibit A  Notice of Redemption Price